Non-controlling interest and partial disposal of interest in subsidiary	12 Months Ended
Jun. 30, 2019
Disclosure of interests in other entities [Abstract]
Non-controlling interest and partial dsposal of interest in subsidiary
Non-controlling interest and partial disposal of interest in subsidiary

On July 23, 2018, the Company completed the sale of a non-controlling interest in its Peanuts subsidiary ("Peanuts") to Sony Music Entertainment (Japan) Inc. ("SMEJ"). SMEJ acquired 49% of the Company's 80% interest in Peanuts for gross proceeds of $234,610 and net proceeds of $214,112 (net of transaction costs of $8,720 and taxes of $11,778). The Company recorded an increase to non-controlling interest of $174,596 on the sale to SMEJ. Subsequent to the sale, the Company held a 41% interest in Peanuts, SMEJ held a 39% interest, and the members of the family of Charles M. Schulz held a 20% interest. Subsequent to the sale, the Company continued to control Peanuts and therefore consolidated 100% of Peanuts.

As at June 30, 2019, the Company's consolidated non-controlling interest of $256,945 included in the consolidated balance sheet primarily related to its subsidiary, Peanuts Worldwide LLC (DE).

The following tables summarizes the information of Peanuts Worldwide LLC (DE), before intercompany eliminations:

	June 30, 2019	June 30, 2018
	$	$
Current assets	97,628	89,891
Non-current assets	426,810	440,842
Current liabilities	(48,560)	(43,041)
	—	(2,654)
Net assets	475,878	485,038

Revenue	149,625	137,918
Total expenses	(108,667)	(100,929)
Net income and comprehensive income	40,958	36,989